SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  July 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-02              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On July 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  July 29, 2002               By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on July 25, 2002

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

                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                Statement to Certificate Holders
                                      July 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA      119,659,000.00    115,895,743.64   2,108,451.23      603,623.66   2,712,074.89    0.00            0.00      113,787,292.41
IIA     220,955,000.00    215,189,191.84   1,407,807.90    1,119,969.76   2,527,777.66    0.00            0.00      213,781,383.94
CB1      10,467,000.00     10,446,128.81       7,059.44       56,838.28      63,897.72    0.00            0.00       10,439,069.37
CB2       6,977,000.00      6,963,087.87       4,705.62       37,886.76      42,592.38    0.00            0.00        6,958,382.25
CB3       3,489,000.00      3,482,042.94       2,353.15       18,946.09      21,299.24    0.00            0.00        3,479,689.79
AR               50.00              0.00           0.00            0.00           0.00    0.00            0.00                0.00
CB4       2,020,000.00      2,015,972.12       1,362.38       10,969.08      12,331.46    0.00            0.00        2,014,609.74
CB5       1,652,000.00      1,648,705.91       1,114.19        8,970.75      10,084.94    0.00            0.00        1,647,591.72
CB6       2,020,629.55      2,016,600.42       1,362.81       10,972.50      12,335.31    0.00            0.00        2,015,237.61
TOTALS  367,239,679.55    357,657,473.55   3,534,216.72    1,868,176.88   5,402,393.60    0.00            0.00      354,123,256.83

IX      119,659,000.00    115,895,743.64           0.00       77,608.63      77,608.63    0.00            0.00      113,787,292.41
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA     22540VF23     968.55016037     17.62049850    5.04453205      22.66503055          950.92966187        IA      6.250000 %
IIA    22540VF31     973.90505687      6.37146885    5.06876857      11.44023742          967.53358802        IIA     6.245498 %
CB1    22540VF80     998.00600076      0.67444731    5.43023598       6.10468329          997.33155345        CB1     6.529303 %
CB2    22540VF98     998.00600115      0.67444747    5.43023649       6.10468396          997.33155368        CB2     6.529303 %
CB3    22540VG22     998.00600172      0.67444827    5.43023502       6.10468329          997.33155345        CB3     6.529303 %
AR     22540VF72       0.00000000      0.00000000    0.00000000       0.00000000            0.00000000        AR      6.250000 %
CB4    22540VG30     998.00600000      0.67444554    5.43023762       6.10468317          997.33155446        CB4     6.529303 %
CB5    22540VG48     998.00599879      0.67444915    5.43023608       6.10468523          997.33154964        CB5     6.529303 %
CB6    22540VG55     998.00600263      0.67444822    5.43023831       6.10468653          997.33155442        CB6     6.529303 %
TOTALS               973.90748731      9.62373326    5.08707796      14.71081122          964.28375404

IX     22540VF56     968.55016037      0.00000000    0.64858164       0.64858164          950.92966187        IX      0.803570 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                        Statement to Certificate Holders
                                                July 25, 2002


Section 4.04(a)(i)      Scheduled Principal Payments                                                      241,644.08
                        Principal Prepayments                                                           3,292,572.63

Section 4.04(a)(ii)     Current Interest                                                                1,945,785.51
                        Unpaid Interest                                                                         0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                                         0.00
                        Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)      Aggregate Principal Balance of All Mortgage Loans                             354,123,256.84
                        Aggregate Principal Balance of Group I Mortgage Loans                         123,112,655.00
                        Aggregate Principal Balance of Group II Mortgage Loans                        231,010,601.84

Section 4.04(a)(vi)     Servicing Fees                                                                    148,105.94
                        PMI Fees                                                                           28,316.20
                        Dividend Retained Interest                                                          4,691.96
                        Trust Administration Fee                                                            1,490.24

Section 4.04(a)(viii)   Current Advances                                                                         N/A
                        Outstanding Advances                                                                     N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 12              1,595,932.89            1.30 %
                        2 Month                 15              3,818,145.48            3.10 %
                        3 Month                  2                461,796.60            0.38 %
                        Total                   29              5,875,874.97            4.78 %

                        Group 2
                                                                 Principal
                        Category                Number           Balance                Percentage
                        1 Month                 0                0.00                   0.00 %
                        2 Month                 0                0.00                   0.00 %
                        3 Month                 0                0.00                   0.00 %
                        Total                   0                0.00                   0.00 %

                        Group Totals
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 12              1,595,932.89            0.45 %
                        2 Month                 15              3,818,145.48            1.08 %
                        3 Month                  2                461,796.60            0.13 %
                        Total                   29              5,875,874.97            1.66 %
*Includes Bankruptcies, Foreclosures and REOs



                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%




                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                        Statement to Certificate Holders
                                            July 25, 2002


Section 4.04(a)(x)      REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xi)     Current Realized Losses                                                         0.00
                                Group l                                                                 0.00
                                Group ll                                                                0.00
                        Aggregate Realized Losses                                                       0.00
                                Group l                                                                 0.00
                                Group ll                                                                0.00

Section 4.04(a)(xii)    Weighted Average Term to Maturity
                        Group 1                                                                         350
                        Group 2                                                                         355

                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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